--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

July 17, 1998

To Our Shareholders:

     We are pleased to submit to you the semi-annual report for Cohen & Steers Equity Income Fund, Inc. for the quarter and six months ended June 30, 1998. The net asset values per share at that date were $11.73, $11.69, and $11.69 for Class A, Class B, and Class C shares, respectively. In addition, a dividend of $0.17 was declared for shareholders of record on June 23, 1998 and paid on June 24, 1998 to all three classes of shares.

INVESTMENT REVIEW

     For the quarter ended June 30, 1998, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of -3.0% for Class A shares. Class B and C shares both returned -3.3% for the quarter. This performance compares favorably to the NAREIT Equity REIT Index total return of -4.6%. The Fund's total return for the six months ended June 30, 1998 was -2.0% for Class A shares handily surpassing the NAREIT Equity REIT Index return of -5.0%. This strong relative performance validates the Fund's strategy, which is focused on investing in real estate companies with above-average current income, solid earnings prospects and attractive relative valuation levels.

     The decline in REIT prices accelerated in the second quarter as investor sentiment worsened and the gap between REIT returns and those of the stock and bond markets widened. This sentiment reflects ongoing concern about the overabundance of capital available for real estate in the private market, the maturity of the real estate cycle and the potential slowing of earnings growth for many real estate companies. While these concerns are valid, we believe that the drop in REIT share prices more than adequately reflects these issues; 1998 is on track to be the worst year of investment performance since 1990, when REIT prices declined by 15.4%. In that year the real estate bear market began in earnest with declining occupancies and rental rates, plummeting property prices, a credit crunch and an economic recession. Prior to 1990, one would have to go back to 1974 to find a worse year of REIT share price performance. Given the strength of the economy, rising rents and occupancy levels and only modest construction activity, we think the market has overstated the negative case for REITs and real estate.

     The performance of REITs has resulted in an absolute and relative valuation picture that has important implications for the entire real estate industry. REITs are now trading at price-to-funds from operations ('FFO') ratios that are at a multi-year low and are generating returns based on share prices that are well above what can be earned in the private market. Considering that REIT earnings are growing at about a 15% rate this year, any further decline in price, over time, would place valuations at a level not seen since 1990. In addition, the shares of many companies, both large and small, are trading at or below the net asset values ('NAV') of their real estate. As a result, it is fair to say that real estate today is cheaper in the public market than in the private market.

     On a relative basis the comparison of REIT valuations is extraordinary. While the valuation of REITs approaches 1990 levels, the P/E multiple of the stock market has expanded by nearly 30% and interest rates have declined by 33%. It seems ironic to us that investor concern about the economic cycle and a widely anticipated

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
slowing of earnings growth for corporate America has resulted in record high stock and bond valuations, while a more modest slowing of prospective earnings growth for REITs has resulted in a near-record low earnings multiple.

     The state of the REIT market has begun to have a material impact on the way many public companies are operating. Most evident is that equity offerings, after a record pace during the first quarter, have come to a near-halt, clearly eliminating the supply pressure that existed earlier in the year. In addition, by the end of the second quarter, and for the first time in years, the flow of funds to real estate mutual funds turned negative. Our expectation is that, given the poor performance and current valuation levels of REITs, neither issuers nor investors will support continued, heavy equity issuance any time soon because of the potentially highly dilutive impact on earnings and asset values.

     While the equity window has been closing, the debt window has never been open wider, and this has compounded the concerns of equity investors. Long-term, fixed rate debt at less than a 7% interest rate has become the financing vehicle of choice in the real estate industry. This has led to a proliferation of commercial mortgage backed securities ('CMBS'): $43 billion in CMBS was issued in the first half of 1998, compared to only $15 billion in the first half of 1997, and $44 billion in all of 1997. The market's concern over the abundance of debt capital began to impact the pricing of real estate debt securities towards the end of the quarter, as spreads widened considerably. Nonetheless, the environment remains 'borrower friendly.' Whereas the proclivity to increase borrowing has caused concern among equity investors that the industry could fall prey to excessive leverage, REITs have maintained their conservative balance sheets, with debt-to-assets ratios in the 30%-50% range.

     For the first time since the real estate recovery began, many companies are materially scaling back their acquisition plans in light of limited access to equity and the higher rate hurdle on new investment that this imposes on them. Also for the first time, we are beginning to see REITs sell property, often to private opportunity funds that are willing to pay high prices and finance the acquisition mostly with debt. Several companies have announced share buyback programs, viewing their own stock as a more attractive investment than property. Since the private market seems to be willing to pay a higher price for property than the public market, many companies are accessing institutional sources of low cost capital to fund acquisition programs via joint ventures.

     Finally, we have begun to see some evidence of at least a stabilization, if not an increase, in capitalization rates being reported in transactions in many property markets. This may be indicating that the upward spiral of property prices is coming to an end. In short, it appears to us at this juncture that the public market is enforcing the type of discipline that many had desired. Further, many companies are adopting rational strategies that should enable them to continue to produce positive results for their shareholders despite what appear to be temporarily adverse market conditions.

INVESTMENT OUTLOOK

     The absolute and relative valuations of REITs have placed them in a position from which positive relative returns should be achievable in the second half of the year. In the long run, real estate performance is affected by

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
the same variables as any other asset class, such as economic growth and fiscal and monetary policies. Accordingly, a continued widening of the gap between REIT valuations and other assets would not be logical. We expect that the appeal of REIT investment attributes, such as high and secure current yield, low volatility and good defense in uncertain market conditions, will become more widely appreciated by the investment community.

     The Fund is advantageously positioned with its emphasis on above-average dividend yielding real estate securities. The universe of attractive investments for the Fund continues to grow, from security issuance and from share price declines. Preferred stock issuance was heavy in the second quarter, over $1 billion, and many of these issues were hastily distributed thereby creating after-market investment opportunities for the Fund. The near universal decline in REIT common stock prices has increased the number of attractive dividend yielding securities available to the Fund: at mid year, the dividend yield on the NAREIT Equity REIT Index was 6.1%, up 65 basis points versus year-end 1997. This will allow the Fund to maintain its yield discipline while most likely increasing the growth component of the portfolio. Current holdings in the Fund reflect this abundance of investment choices. REIT common stocks make up 85% of the portfolio and convertible preferred stocks and perpetual preferred stocks comprise 9% and 6%, respectively.

     The Fund is well-positioned for the balance of the year as a result of a number of important property sector changes during the quarter. The Office and Retail sector weightings were increased, while Health Care and Apartment sector weightings were reduced. The Office sector had the highest price-to-FFO multiple at the beginning of the year and this sector was the hardest hit by the REIT correction. Therefore, a number of strong Office companies have become attractive on a current yield basis -- the first opportunity for attractive yield in this high growth sector in several years. Arden Realty, Mack-Cali Realty Corp. and SL Green Realty were added to the portfolio. We believe all three should deliver solid earnings growth over the next two years, which should translate to solid dividend growth and capital appreciation.

     While the Retail sector was the best performing sector year to date, several investment opportunities emerged. The Fund initiated positions in Macerich and Prime Retail and increased its weighting in Pan Pacific. Macerich is a California-based regional mall company whose shares, at one point, had declined 7% and represented an excellent income and growth opportunity. Prime Retail completed a sizable acquisition of another factory outlet center REIT and during the process became very undervalued with a current yield of over 9%. We added to our position in Pan Pacific, a California-based shopping center owner/acquirer, when its shares weakened subsequent to a secondary equity offering. This company continues to exploit its regional expertise in the recovering California markets.

     We reduced our weighting in the Health Care sector from 23% to 17%, capturing price appreciation in a sector which defended well in the first half of this year. Additionally, Capstone Capital was sold due to the price premium resulting from the announced acquisition by another health care REIT. The current weighting in Health Care reflects sizable positions in the most attractive companies. The reduction in the Apartment sector weightings reflects merger related activity and relative valuations. Security Capital Atlantic was sold as a result of its merger

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
with Archstone Communities Trust. Colonial Properties reached our price target and was eliminated from the portfolio. We remain optimistic that additional consolidation activity in the Apartment sector will create value for shareholders; in fact, subsequent to quarter end Merry Land & Investment Co. announced a merger with Equity Residential, at a solid premium to the market price.

     The Fund, which was fully invested at quarter end, will continue to seek outstanding income opportunities in the current volatile real estate securities market. We remain confident that the Fund's focus on above-average current income, consistent earnings growth and attractive relative valuation should result in both solid relative and absolute investment returns. Though the first half of this year has been difficult for real estate securities, the strength of the economy, the health of many real estate markets and very attractive real estate stock valuations give us optimism about improved performance through the balance of the year.

Sincerely,


                MARTIN COHEN                      ROBERT H. STEERS

                MARTIN COHEN                      ROBERT H. STEERS
                President                                   Chairman

                                      STEVEN R. BROWN

                                      STEVEN R. BROWN
                                      Senior Vice President
                                      Cohen & Steers Capital Management, Inc.

COHEN & STEERS IS NOW ONLINE AT WWW.COHENANDSTEERS.COM. VISIT OUR WEBSITE FOR DAILY NAVS, PORTFOLIO INFORMATION, PERFORMANCE INFORMATION, RECENT NEWS ARTICLES, LITERATURE AND INSIGHTS ON THE REIT MARKET.

--------------------------------------------------------------------------------
                                       4


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

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

                                                                            NUMBER OF       VALUE         DIVIDEND
                                                                             SHARES       (NOTE 1)         YIELD*
                                                                            ---------    -----------   ---------------
EQUITIES                                                        97.50%
  COMMON STOCK                                                  91.77%
     APARTMENT/RESIDENTIAL                                       9.32%
           Camden Property Trust, $2.25, Series A
              (Convertible Preferred)...................................      56,700     $ 1,502,550           8.49%
           Merry Land & Investment Co. .................................      45,000         947,812           7.79
           Summit Properties............................................      76,000       1,439,250           8.61
           United Dominion Realty Trust.................................     107,800       1,495,725           7.57
                                                                                         -----------
                                                                                           5,385,337
                                                                                         -----------
     DIVERSIFIED                                                 2.78%
           Pacific Gulf Properties......................................      74,200       1,604,575           7.77
                                                                                         -----------

     HEALTH CARE                                               16.76%
           American Health Properties...................................      17,600         440,000           8.72
           ElderTrust...................................................     108,800       1,870,000           8.49
           Health Care Property Investors...............................      34,400       1,240,550           7.21
           Healthcare Realty Trust......................................      52,500       1,430,625           7.56
           Meditrust Corp. .............................................      44,600       1,246,012           8.73
           Nationwide Health Properties.................................      53,800       1,284,475           7.04
           Omega Healthcare Investors...................................      61,800       2,170,725           7.63
                                                                                         -----------
                                                                                           9,682,387
                                                                                         -----------
     INDUSTRIAL                                                  3.90%
           EastGroup Properties.........................................      20,500         411,281           6.78
           First Industrial Realty Trust................................      57,900       1,841,944           6.66
                                                                                         -----------
                                                                                           2,253,225
                                                                                         -----------
     OFFICE                                                    13.06%
           Arden Realty Group...........................................      23,100         597,712           6.49
           Brandywine Realty Trust......................................      47,900       1,071,763           6.79
           Highwoods Properties.........................................      43,800       1,415,288           6.31
           Mack-Cali Realty Corp. ......................................      41,300       1,419,688           5.82
           SL Green Realty Corp. .......................................      24,400         549,000           6.22
           SL Green Realty Corp., 8.00%, Series A
              (Convertible Preferred)...................................      54,100       1,379,550           7.84
           Tower Realty Trust...........................................      49,700       1,112,038           7.55
                                                                                         -----------
                                                                                           7,545,039
                                                                                         -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)

                                                                            NUMBER OF       VALUE         DIVIDEND
                                                                             SHARES       (NOTE 1)         YIELD*
                                                                            ---------    -----------   ---------------
     OFFICE/INDUSTRIAL                                           7.11%
           Prime Group Realty Trust.....................................      30,000     $   513,750           7.88%
           Reckson Associates Realty Corp., 7.625%, Series A
              (Convertible Preferred)...................................      73,900       1,741,269           8.11
           TriNet Corporate Realty Trust................................      54,500       1,853,000           7.53
                                                                                         -----------
                                                                                           4,108,019
                                                                                         -----------
     SHOPPING CENTER                                           34.27%
        COMMUNITY CENTER                                       17.40%
           Alexander Haagen Properties..................................     142,200       2,141,888           9.56
           Federal Realty Investment Trust..............................      70,500       1,696,406           7.15
           Glimcher Realty Trust........................................      84,100       1,634,694           9.88
           Pan Pacific Retail Properties................................     105,800       2,049,875           7.85
           Pennsylvania REIT............................................      50,300       1,116,031           8.47
           Saul Centers.................................................      81,800       1,416,162           9.01
                                                                                         -----------
                                                                                          10,055,056
                                                                                         -----------
        FACTORY OUTLET CENTER                                   5.29%
           Prime Retail.................................................     136,989       1,635,300           9.88
           Prime Retail, 8.50%, Series B (Convertible Preferred)........      14,100         289,050          10.34
           Tanger Factory Outlet Centers................................      35,800       1,134,413           6.94
                                                                                         -----------
                                                                                           3,058,763
                                                                                         -----------
        REGIONAL MALL                                          11.58%
           CBL & Associates Properties..................................      68,700       1,665,975           7.67
           JP Realty....................................................      74,700       1,760,119           7.64
           Macerich Co. ................................................      55,000       1,612,187           6.28
           The Mills Corp. .............................................      68,700       1,648,800           8.13
                                                                                         -----------
                                                                                           6,687,081
                                                                                         -----------
           TOTAL SHOPPING CENTER........................................                  19,800,900
                                                                                         -----------

     SPECIALTY                                                   4.57%
           Capital Automotive REIT......................................      94,200       1,336,462           4.79
           Entertainment Properties Trust...............................      71,600       1,306,700           8.77
                                                                                         -----------
                                                                                           2,643,162
                                                                                         -----------
                 TOTAL COMMON STOCK (Identified cost -- $54,597,177)....                  53,022,644
                                                                                         -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)

                                                                            NUMBER OF       VALUE         DIVIDEND
                                                                             SHARES       (NOTE 1)         YIELD*
                                                                            ---------    -----------   ---------------
  PREFERRED STOCK                                              5.73%
           Apartment Investment & Management Co., 9.00%, Series C.......      52,000     $ 1,277,250           9.16%
           Colonial Properties Trust, 8.75%, Series A...................      30,000         753,750           8.72
           Crown American Realty Trust, 11.00%, Series A................       9,800         525,525          10.26
           Liberty Properties Trust, 8.80%, Series A....................      29,600         752,950           8.65
                                                                                         -----------
                 TOTAL PREFERRED STOCK (Identified cost -- $3,334,282)                     3,309,475
                                                                                         -----------

TOTAL INVESTMENTS (Identified cost -- $57,931,459) .............. 97.50%                  56,332,119
OTHER ASSETS IN EXCESS OF LIABILITIES  ........................... 2.50%                   1,442,845
NET ASSETS ..................................................... 100.00%                 $57,774,964
                                                                 ------                  -----------
                                                                 ------                  -----------

------------
* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (UNAUDITED)

ASSETS:
     Investments in securities, at value (Identified cost -- $57,931,459) (Note 1)....................   $56,332,119
     Cash.............................................................................................        11,542
     Receivable for investment securities sold........................................................       744,711
     Dividends receivable.............................................................................       541,286
     Receivable for fund shares sold..................................................................       167,402
     Receivable from investment adviser...............................................................       105,827
     Unamortized organization costs and other assets (Note 1).........................................       101,709
                                                                                                         -----------
          Total Assets................................................................................    58,004,596
                                                                                                         -----------
LIABILITIES:
     Payable for fund shares redeemed.................................................................        61,966
     Payable for distribution fees....................................................................        50,750
     Payable for shareholder service fees.............................................................        30,630
     Payable to sub-administrator.....................................................................        27,025
     Payable to directors.............................................................................           445
     Other liabilities................................................................................        58,816
                                                                                                         -----------
          Total Liabilities...........................................................................       229,632
                                                                                                         -----------
NET ASSETS............................................................................................   $57,774,964
                                                                                                         -----------
                                                                                                         -----------
NET ASSETS consist of:
     Paid-in capital (Notes 1 and 4)..................................................................   $59,772,131
     Distributions in excess of net investment income.................................................       (43,058)
     Accumulated net realized loss on investments sold................................................      (354,769)
     Net unrealized depreciation on investments.......................................................    (1,599,340)
                                                                                                         -----------
                                                                                                         $57,774,964
                                                                                                         -----------
                                                                                                         -----------
CLASS A SHARES:
     NET ASSETS.......................................................................................   $40,519,808
     Shares issued and outstanding ($0.001 par value common stock outstanding) (Note 4)...............     3,455,557
                                                                                                         -----------
     Net Asset Value and Redemption Price Per Share'D'................................................   $     11.73
                                                                                                         -----------
                                                                                                         -----------
     Maximum Offering Price Per Share ($11.73[div]0.955)'DD'..........................................   $     12.28
                                                                                                         -----------
                                                                                                         -----------
CLASS B SHARES*:
     NET ASSETS.......................................................................................   $ 9,044,569
     Shares issued and outstanding ($0.001 par value common stock outstanding) (Note 4)...............       773,444
                                                                                                         -----------
     Net Asset Value and Redemption Price Per Share'D'................................................   $     11.69
                                                                                                         -----------
                                                                                                         -----------
CLASS C SHARES*:
     NET ASSETS.......................................................................................   $ 8,210,587
     Shares issued and outstanding ($0.001 par value common stock outstanding) (Note 4)...............       702,199
                                                                                                         -----------
     Net Asset Value and Redemption Price Per Share'D'................................................   $     11.69
                                                                                                         -----------
                                                                                                         -----------

------------
'D' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
'DD' On investments of $100,000 or more, the offering price is reduced.
 * Initial offering of Class B and Class C shares began on January 15 and 14, 1998, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income (Note 1):
      Dividend income...............................................................................  $ 1,994,811
      Interest income...............................................................................       67,910
                                                                                                      -----------
            Total Income............................................................................    2,062,721
                                                                                                      -----------
Expenses:
      Investment advisory fees (Note 2).............................................................      202,331
      Distribution fees -- Class A (Note 2).........................................................       51,531
      Distribution fees -- Class B (Note 2).........................................................       21,230
      Distribution fees -- Class C (Note 2).........................................................       19,070
      Registration and filing fees..................................................................       62,050
      Administration and transfer agent fees (Note 2)...............................................       58,004
      Professional fees.............................................................................       57,852
      Shareholder servicing fees -- Class A (Note 2)................................................       21,604
      Shareholder servicing fees -- Class B (Note 2)................................................        7,077
      Shareholder servicing fees -- Class C (Note 2)................................................        6,357
      Reports to shareholders.......................................................................       29,375
      Directors' fees and expenses (Note 2).........................................................       15,623
      Amortization of organization expenses (Note 1)................................................       12,046
      Custodian fees and expenses...................................................................       10,698
      Miscellaneous.................................................................................        3,884
                                                                                                      -----------
            Total Expenses..........................................................................      578,732
      Reduction of expenses (Note 2)................................................................     (139,142)
                                                                                                      -----------
            Net Expenses............................................................................      439,590
                                                                                                      -----------
Net Investment Income...............................................................................    1,623,131
                                                                                                      -----------
Net Realized and Unrealized Loss on Investments:
      Net realized loss on investments..............................................................     (430,910)
      Net change in unrealized appreciation (depreciation) on investments...........................   (2,634,407)
                                                                                                      -----------
            Net realized and unrealized loss on investments.........................................   (3,065,317)
                                                                                                      -----------
Net Decrease in Net Assets Resulting from Operations................................................  $(1,442,186)
                                                                                                      -----------
                                                                                                      -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE              FOR THE PERIOD
                                                                          SIX MONTHS ENDED      SEPTEMBER 2, 1997'D'
                                                                           JUNE 30, 1998*             THROUGH
                                                                            (UNAUDITED)          DECEMBER 31, 1997
                                                                          ----------------   --------------------------
Change in Net Assets:
      From Operations:
            Net investment income.......................................    $  1,623,131            $    688,957
            Net realized loss on investments............................        (430,910)                (85,230)
            Net change in unrealized appreciation
               (depreciation) on investments............................      (2,634,407)              1,035,067
                                                                          ----------------         -------------
                  Net increase (decrease) in net assets
                     resulting from operations..........................      (1,442,186)              1,638,794
                                                                          ----------------         -------------
      Dividends and Distributions to Shareholders from (Note 1):
            Net investment income
                  Class A...............................................      (1,267,787)               (457,116)
                  Class B...............................................        (209,230)                     --
                  Class C...............................................        (189,172)                     --
            Net realized gain on investments (Class A)..................              --                 (70,470)
            Tax return of capital (Class A).............................              --                 (63,976)
                                                                          ----------------         -------------
                  Total dividends and distributions to shareholders.....      (1,666,189)               (591,562)
                                                                          ----------------         -------------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund share transactions.........      26,261,794              33,474,313
                                                                          ----------------         -------------
                  Total increase in net assets..........................      23,153,419              34,521,545
      Net Assets:
            Beginning of period.........................................      34,621,545                 100,000
                                                                          ----------------         -------------
            End of period (including distributions in excess of net
               investment income of $43,058 at June 30, 1998)...........    $ 57,774,964            $ 34,621,545
                                                                          ----------------         -------------
                                                                          ----------------         -------------

------------
* Initial offering of Class B and Class C shares began on January 15 and 14, 1998, respectively.
'D' Commencement of Operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                    Class A                     Class B           Class C
                                                       ----------------------------------    --------------    --------------
                                                          For the                            For the Period    For the Period
                                                        Six Months       For the Period       January 15*       January 14*
                                                           Ended         September 2'D'         through           through
                                                       June 30, 1998         through         June 30, 1998     June 30, 1998
           PER SHARE OPERATING PERFORMANCE              (Unaudited)     December 31, 1997     (Unaudited)       (Unaudited)
------------------------------------------------------ -------------    -----------------    --------------    --------------
Net asset value, beginning of period..................    $ 12.32            $ 11.46            $  12.35          $  12.31
                                                       -------------         -------             -------           -------
Income from investment operations
    Net investment income.............................       0.34               0.25                0.31              0.30
    Net realized and unrealized gain (loss) on
       investments....................................      (0.59)              0.83               (0.63)            (0.58)
                                                       -------------         -------             -------           -------
         Total from investment operations.............      (0.25)              1.08               (0.32)            (0.28)
                                                       -------------         -------             -------           -------
Less dividends and distributions to shareholders from:
    Net investment income.............................      (0.34)             (0.17)              (0.34)            (0.34)
    Net realized gain on investments..................         --              (0.03)                 --                --
    Tax return of capital.............................         --              (0.02)                 --                --
                                                       -------------         -------             -------           -------
         Total dividends and distributions to
           shareholders...............................      (0.34)             (0.22)              (0.34)            (0.34)
                                                       -------------         -------             -------           -------
Net asset value, end of period........................    $ 11.73            $ 12.32            $  11.69          $  11.69
                                                       -------------         -------             -------           -------
                                                       -------------         -------             -------           -------
Total investment return(1)............................      (2.04)%(2)          9.46%(2)           (2.61)%(2)        (2.29)%(2)
                                                       -------------         -------             -------           -------
                                                       -------------         -------             -------           -------
Ratios/Supplemental Data:
    Net assets, end of period (in millions)...........    $40.520            $34.622            $  9.045          $  8.211
                                                       -------------         -------             -------           -------
                                                       -------------         -------             -------           -------
    Ratios of expenses to average daily net assets
       (before expense reduction).....................       1.99%(3)           3.49%(3)            2.76%(3)          2.76%(3)
                                                       -------------         -------             -------           -------
                                                       -------------         -------             -------           -------
    Ratios of expenses to average
       daily net assets (net of expense reduction)....       1.50%(3)           1.50%(3)            2.15%(3)          2.15%(3)
                                                       -------------         -------             -------           -------
                                                       -------------         -------             -------           -------
    Ratio of net investment income to
       average daily net assets (before expense
       reduction).....................................       5.42%(3)           9.47%(3)            5.84%(3)          5.81%(3)
                                                       -------------         -------             -------           -------
                                                       -------------         -------             -------           -------
    Ratio of net investment income to
       average daily net assets (net of expense
       reduction).....................................       5.91%(3)          11.46%(3)            6.45%(3)          6.42%(3)
                                                       -------------         -------             -------           -------
                                                       -------------         -------             -------           -------
    Portfolio turnover rate...........................      51.47%(2)          87.20%(2)           51.47%(2)         51.47%(2)
                                                       -------------         -------             -------           -------
                                                       -------------         -------             -------           -------

------------

 'D' Commencement of operations.
 *   Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2)  Not annualized.
(3)  Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
     Cohen & Steers Equity Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end, non-diversified management investment company. The authorized shares of the Fund are divided into three classes designated Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge of up to 4.50% on investments of less than $1 million. Investments of $1 million or more are sold with no initial sales charge and a contingent deferred sales charge of 1.0% on redemptions made within one year of purchase. Class B shares are sold with a contingent deferred sales charge (expressed as a percentage of the lesser of the current net asset value or original cost) on redemptions made within six years of purchase, which declines annually from 5.0% for redemptions made in year one, down to 0.0% in year seven. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold at net asset value with a contingent deferred sales charge of 1.0% on redemptions made within one year of purchase. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.
     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.
     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Fixed income securities are stated on the basis of valuations provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.
     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.
     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.
     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividends may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.
     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.
     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.
     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.
     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 1998, the Fund amortized $12,046 in organization costs.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund (approximately 0.75% on an annual basis). For the six months ended June 30, 1998, the Fund incurred $202,331 in advisory fees.
     The Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.50% of the average daily net assets of the Fund

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) attributable to Class A shares and 2.15% of the average daily net assets of the Fund attributable to Class B and Class C shares until December 31, 1998. After December 31, 1998, the expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its total return may be reduced depending on the total assets of the Fund. For the six months ended
June 30, 1998, the Adviser waived advisory fees of $139,142.
     Administration Fees: The Fund has entered into an administrative agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 1998, the Fund has paid the Adviser $5,396 in fees under this administrative agreement.
     In addition, the Fund has entered into a fund accounting and sub-administration agreement with Chase Manhattan Bank ('Chase') for performing administration functions for the Fund. Chase receives a monthly sub-administration fee at the annual rate of 0.08% on the first $500 million of the Fund's average daily net assets and at lower rates on the Fund's average daily net assets in excess of that amount.
     Distribution Fees: Cohen & Steers Securities, Inc. (the 'Distributor'), a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc., distributes the shares of the Fund.
     The Fund has adopted a Distribution Plan (the 'Plan') on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the six months ended June 30, 1998, the Fund has paid $91,831 in fees under the Plan.
     Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid $35,038 under the shareholder servicing plan.
     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $15,623 for the six months ended June 30, 1998.

NOTE 3. PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1998 totaled $53,231,755 and $25,682,682, respectively.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     At June 30, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund are as follows:

Aggregate cost.............................................................  $ 57,931,459
Gross unrealized appreciation..............................................  $    992,241
Gross unrealized depreciation..............................................  $ (2,591,581)
                                                                             ------------
Net unrealized depreciation................................................  $ (1,599,340)
                                                                             ------------
                                                                             ------------

NOTE 4. CAPITAL STOCK
     The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                                          FOR THE PERIOD
                                                  FOR THE              SEPTEMBER 2, 1997'D'
                                              SIX MONTHS ENDED               THROUGH
                                               JUNE 30, 1998            DECEMBER 31, 1997
                                          ------------------------   ------------------------
                                           SHARES        AMOUNT       SHARES        AMOUNT
                                          ---------   ------------   ---------   ------------
CLASS A:
Sold....................................  1,585,019   $ 19,454,015   2,794,623   $ 33,387,806
Issued as reinvestment of dividends.....     58,767        691,087      13,834        167,116
Redeemed................................   (998,672)   (11,942,804)     (6,740)       (80,609)
                                          ---------   ------------   ---------   ------------
Net increase............................    645,114   $  8,202,298   2,801,717   $ 33,474,313
                                          ---------   ------------   ---------   ------------
                                          ---------   ------------   ---------   ------------

                                               FOR THE PERIOD
                                             JANUARY 15, 1998*
                                                  THROUGH
                                               JUNE 30, 1998
                                          ------------------------
                                           SHARES        AMOUNT
                                          ---------   ------------
CLASS B:
Sold....................................    772,063   $  9,450,121
Issued as reinvestment of dividends.....      6,857         79,282
Redeemed................................     (5,476)       (65,462)
                                          ---------   ------------
Net increase............................    773,444   $  9,463,941
                                          ---------   ------------
                                          ---------   ------------

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

                                               FOR THE PERIOD
                                             JANUARY 14, 1998*
                                                  THROUGH
                                               JUNE 30, 1998
                                          ------------------------
                                           SHARES        AMOUNT
                                          ---------   ------------
CLASS C:
Sold....................................    710,541   $  8,697,722
Issued as reinvestment of dividends.....      7,435         85,923
Redeemed................................    (15,777)      (188,090)
                                          ---------   ------------
Net increase............................    702,199   $  8,595,555
                                          ---------   ------------
                                          ---------   ------------

------------

'D' Commencement of operations.

*   Initial offering of shares.

NOTE 5. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, the Fund had a capital loss carryforward of $22,652 expiring in 2005.

NOTE 6. BORROWINGS

     The Fund, in conjunction with Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $250,000,000. During the six months ended June 30, 1998, the Fund did not have any loans outstanding. The loan, if used, will be collateralized by the Fund's portfolio.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and
Assistant Treasurer

William Goodwin
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY 10112

NASDAQ Symbol: Class A - CSEIX
Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund.
                                       17

                         [LOGO]
                     COHEN & STEERS
                   EQUITY INCOME FUND

                     SEMI-ANNUAL REPORT
                       JUNE 30, 1998

COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


----------------
First Class Mail
  U.S. Postage
      PAID
  Boston, MA
Permit No. 56712
----------------




                          STATEMENT OF DIFFERENCES
                          ------------------------

  The dagger symbol shall be expressed as...............................   'D'
  The double dagger symbol shall be expressed as........................  'DD'
  The division sign shall be expressed as............................... [div]